Exhibit 23.1

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of Edgio, Inc.:

(1)	Registration Statement (Form S-8 No. 333-147830) pertaining to the Amended and Restated 2003 Incentive Compensation Plan and the 2007 Equity Incentive Plan,

(2)	Registration Statement (Form S-8 No. 333-159132) pertaining to the 2007 Equity Incentive Plan,

(3)	Registration Statement (Form S-8 No. 333-165436) pertaining to the 2007 Equity Incentive Plan,

(4)	Registration Statement (Form S-8 No. 333-176760) pertaining to the 2007 Equity Incentive Plan,

(5)	Registration Statement (Form S-8 No. 333-181280) pertaining to the 2007 Equity Incentive Plan,

(6)	Registration Statement (Form S-8 No. 333-187052) pertaining to the 2007 Equity Incentive Plan,

(7)	Registration Statement (Form S-8 No. 333-190572) pertaining to the 2013 Employee Stock Purchase Plan,

(8)	Registration Statement (Form S-8 No. 333-194143) pertaining to the 2007 Equity Incentive Plan,

(9)	Registration Statement (Form S-8 No. 333-202144) pertaining to the 2007 Equity Incentive Plan,

(10)	Registration Statement (Form S-8 No. 333-209537) pertaining to the 2007 Equity Incentive Plan,

(11)	Registration Statement (Form S-8 No. 333-216142) pertaining to the Amended and Restated 2007 Equity Incentive Plan,

(12)	Registration Statement Form S-3 (File No. 333-222900) of Limelight Networks, Inc.,

(13)	Registration Statement (Form S-8 No. 333-222942) pertaining to the Amended and Restated 2007 Equity Incentive Plan,

(14)	Registration Statement (Form S-8 No. 333-229475) pertaining to the Amended and Restated 2007 Equity Incentive Plan,

(15)	Registration Statement (Form S-8 No. 333-231194) pertaining to the 2013 Employee Stock Purchase Plan, As Amended,

(16)	Registration Statement (Form S-8 No. 333-236171) pertaining to the Amended and Restated 2007 Equity Incentive Plan,

(17)	Registration Statement (Form S-8 No. 333-253058) pertaining to the Amended and Restated 2007 Equity Incentive Plan,

(18)	Registration Statement (Form S-8 No. 333-260032) pertaining to the Moov Corporation 2017 Equity Incentive Plan, and

(19)	Registration Statement (Form S-8 No. 333-260817) pertaining to the Limelight Networks, Inc. 2021 Inducement Plan;

of our report dated March 15, 2022, with respect to the combined financial statements of Edgecast.

/s/ Ernst & Young LLP

Kansas City, Missouri

August 19, 2022